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                                                                   EXHIBIT 23(a)


                        CONSENT OF KPMG PEAT MARWICK LLP



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 1996 set forth in Conceptronic, Inc. Form 10-KSB for the fiscal year ended December 31, 1995.



              /s/ KPMG PEAT MARWICK LLP
              KPMG PEAT MARWICK LLP


Boston, Massachusetts
December 18, 1996